EXHIBIT 10.32


                                                 This Instrument Prepared By:
                                                 Alexander B. Buchanan, Esq.
                                                 Waller Lansden Dortch & Davis
                                                 511 Union Street, Suite 2100
                                                 Nashville, Tennessee 37219-1760



     THIS LEASE (the "Lease"), made and entered into as of May 1, 1996, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF LAWRENCEBURG, a public non-profit corporation organized and existing under the laws of the State of Tennessee (hereinafter called "Lessor"), and JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called "Lessee");

                              WITNESSETH:

     WHEREAS, lessor is a public nonprofit corporation and a public instrumentality of the City of Lawrenceburg, Tennessee, and is authorized under Sections 7-53-101 to 7-53-311, inclusive, Tennessee Code Annotated, as amended (hereinafter called the "Act"), to acquire, whether by purchase, exchange, gift, lease, or otherwise, and to own, lease and dispose of properties for the public purpose of prompting industry and developing trade by inducing manufacturing, industrial governmental educational and commercial enterprises to locate in or remain in the State of Tennessee and further the use of its agricultural products and natural resources; and

     WHEREAS, to induce Lessee to operate a clothing distribution center on certain real property located in Lawrenceburg, Lawrence County, Tennessee, Lessor has acquired such real property, and Lessor will lease said real property and the building and improvements to be constructed thereon to Lessee on the terms and conditions hereof; and

     WHEREAS, to obtain funds for such purposes, Lessor will issue and sell its Taxable Revenue Note, Series 1996 (Jones Apparel Group, Inc. Project) (herein sometimes referred to as the "Note") in the principal amount of $5,000,000, under and pursuant to the Act and the Note Agreement dated the date hereof (the "Note Purchase Agreement") among Lessor, NationsBank of Tennessee, National Association (the "Purchaser"), a national banking association with its principal office in Nashville, Tennessee, and Lessee, and the proceeds from the sale of the Note shall be disbursed in the manner and for the purposes hereinafter set forth;

     NOW, THEREFORE, Lessor, for and in consideration of the payments hereinafter stipulated to be made by Lessee, and the covenants and agreements hereinafter contained to be kept and performed by Lessee, does by these presents demise, lease and let unto Lessee, and Lessee does by these presents hire, lease and rent from Lessor, for the Term and upon the conditions hereinafter stated, the premises described in Schedule A attached hereto and incorporated herein (hereinafter called the "Land") together with the Building (as defined herein), all other improvements now or hereafter located on the Land and any and all other personal property now or hereafter located on the Land (excluding Lessee's inventory);

     UNDER AND SUBJECT, however, to the encumbrances, if any, shown on Schedule B attached hereto and incorporated herein (the "Permitted Encumbrances"); and

     UNDER AND SUBJECT to the following terms and conditions:

                                ARTICLE I

                               Definitions

     Section 1.01. In addition to the words, terms and phrases elsewhere defined in this Lease, the following words, terms and phrases as used in this Lease shall have the following respective meanings:

     "Act" means Sections 7-53-101 to 7-53-311, inclusive, of Tennessee Code Annotated, as amended.

     "All Unpaid Installments" means an amount equal to (i) the then unpaid principal amount of the Note, premium, if any, and all interest accrued or to accrue on and prior to the next succeeding date or dates on which the Lessor may prepay the Note or on which the Note becomes due, whether by acceleration or otherwise, and (ii) any additional rental due or to become due hereunder prior to the time that the Note is paid in full, including without limitation any unpaid fees and expenses of Lessor which are then due or will become due prior to the time that the Note is paid in full.

     "Assignment' means the Assignment Agreement of even date herewith from the Lessor to the Purchaser.

     "Authorized Lessee Representative" means the President, any Vice
President or the Treasurer of Lessee, except that Lessee may, by written notice to the Purchaser, designate additional Authorized Lessee Representatives or delete Authorized Lessee Representatives.

     "Basic Rent" means the amounts described in Section 4.01 hereof.

     "Building" means the improvements constructed on the Land in accordance with the terms of the Construction Contract.

     "Business Day" means any day other than a Saturday, a Sunday, or a public holiday or the equivalent for banks generally under the laws of State of Tennessee.

     "Construction Contract" means the standard form of agreement dated December 15, 1995 between Lessee and Contractor, as design/builder.

     "Contractor" means Evers Construction Company, Inc.

     "Deed of Trust" means the Deed of Trust dated as of the date hereof from the Lessor for the benefit of the Purchaser with respect to the Project, of record in Book 23, Page 175 Register's Office for Lawrence County, Tennessee.

     "Environmental Indemnity" means the Environmental Law Compliance Certificate and Indemnity Agreement dated as of the Closing Date between the Lessee and the Purchaser.

     "Guaranty" means that certain Guaranty Agreement dated as of the date hereof from Lessee.

     "Land" means the real property described in Schedule A attached hereto and incorporated herein.

     "Lease" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more instruments supplemental hereto.

     "Leased Property" means the Land, the Building and all other improvements now or hereafter located on the land and any and all personal property now or hereafter located on the Land (excluding Lessee's inventory).

     "Lessee Documents" means this Lease, the Note Purchase Agreement, the Guaranty and the Environmental Indemnity.

     "Note" means the Taxable Revenue Note, Series 1996 (Jones Apparel Group, Inc. Project) in the principal amount of $5,000,000 issued by the Lessor.

     "Noteholder" or "Purchaser" means NationsBank of Tennessee, National Association, a national banking association with its principal office in Nashville, Tennessee, as the original purchaser and registered owner of the Note, and any subsequent registered owner of the Note.

     "Note Documents" means this Lease, the Note Purchase Agreement, the Note, the Assignment and the Deed of Trust.

     "Note Purchase Agreement" means the Note Agreement of even date herewith among the Lessor, the Lessee and the Purchaser,

     "Project" means Land, the Building and any personal property located therein including any and all equipment used at or in connection with the Project but excluding any inventory owned by Lessee.

     "Term" means the term described in Section 3.01.


                                 ARTICLE II

           Acquisition and Completion of Project; Issuance of the
                   Note; Compliance with Laws; Lessee's Acceptance;
                  Permitted Contests; Assignment of Lessor's Rights

     Section 2.01. Acquisition and Completion of the Project. Lessor has acquired or will acquire title to the Project on the Closing Date with funds provided by Lessee. Lessee agrees to complete the Project in accordance with the plans and specifications as provided in Article X-V hereof and to lease the Project from Lessor in accordance with the terms hereof.

     Section 2.02. Agreement to Issue Note. In order to provide funds for reimbursement of the Lessee for the costs of the acquisition and completion of the Project as set forth in Section 2.01 hereof and certain costs incurred in connection with the issuance of the Note, Lessor agrees that it will sell the Note as provided in the Note Purchase Agreement.

     Section 2.03. Use of Proceeds. The proceeds of the sale of the Note shall be disbursed by the Purchaser as follows:

     (a) $119,000 shall be paid to the Lawrenceburg Power System to pay for the balance of the purchase price needed to acquire the Land.

     (b) $41,646.70 shall be paid to or at the direction of the Lessee to pay for certain costs in connection with the issuance of the Note.

     (c) $4,839,353.30 shall be paid to NationsBank of Tennessee, N.A. as Escrow Agent and Trustee (the "Escrow Agent") and disbursed as provided in that certain Escrow and Security Agreement dated as of May 1, 1996 by and among Lessor, Lessee and Escrow Agent.

     Section 2.04. Lessor to Pursue Remedies Against Contract Subcontractors and Suppliers and Their Sureties. In the event of default of the Contractor or any other contractor, subcontractor or supplier under any contract made by it in connection with the Project or in the event of breach of warranty with respect to any material, workmanship or performance guarantee, Lessor will at the request of Lessee promptly proceed (subject to Lessee's advice to the contrary), either separately or in conjunction with others, to exhaust the remedies of Lessor against the contractor, subcontractor or supplier so in default and against each surety for the performance of such contract.
Lessee agrees to advise Lessor of the steps it intends to take in connection with any such default. If Lessee shall so notify Lessor, Lessee may, m its own name or in the name of Lessor, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor or surety which the Lessee deems reasonably necessary, and in such event Lessor hereby agrees to cooperate fully with Lessee and to take all action necessary to effect the substitution of Lessee for Lessor in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid to Lessee.

     Section 2.05. Use of Leased Property. Lessee is hereby granted and shall have the right during the Term to occupy and use the Leased Property as a facility for use as a clothing distribution center. Lessor agrees that at Lessee's request and expense it will use all reasonable efforts to ensure that such uses are and will continue to be lawful uses under all applicable zoning laws and regulations.

     Section 2.06. Lessee's Acceptance of Leased Property. With regard to Lessor but subject to Section 2.04, Lessee agrees to accept the Leased Property in its condition on the date that title thereto was transferred to the Lessor and assumes all risks, if any, resulting from any present or future, latent or patent defects therein or from the failure of the Project to comply with all legal requirements applicable thereto, reserving, however, any and all rights of Lessee with respect to parties other than Lessor.

     Section 2.07. Assignment of Lessor's Rights. Concurrently with the execution of this Lease, Lessor will enter into the Assignment pursuant to which the Lessor will assign to the Purchaser Lessor's rights under this Lease as security for, among other things, the payment of the Note and other amounts payable by Lessor or Lessee under the Note Purchase Agreement. Lessee hereby consents to such assignment and agrees to make all payments to Lessor required hereunder directly to the Purchaser without defense or set-off by reason of any dispute between Lessee and Lessor. Lessee further agrees that upon such assignment the Purchaser shall be entitled to enforce the provisions of this Lease without regard to whether the Lessor is then in default with respect to the Note or the Note Purchase Agreement. Concurrently with the execution of this Lease, Lessor will also execute and deliver to the Purchaser the Deed of Trust pursuant to which the Lessor grants to the Purchaser a lien on the Project as security for the payment of the Note and as security for the obligations of Lessor and Lessee under the Note Purchase Agreement and this Lease.

     Section 2.08. Authorized Lessee Representative. Anything herein contained to the contrary notwithstanding, any notice, request, direction or similar communication of Lessee required or permitted under this Article II shall be executed by the Authorized Lessee Representative on behalf of the Lessee, and the Purchaser shall not be obligated to accept or act upon any such notice, request, direction or other communication unless it is made by an Authorized Lessee Representative on behalf of the Lessee.


                                 ARTICLE III

                                 Lease Term

     Section 3.01. Term. Subject to the provisions contained in this Lease, this Lease shall be in full force and effect for a Term commencing on the date hereof and ending at midnight, April 30, 2006; and provided further that Lessee's obligations hereunder shall survive until principal of and interest on the Note and all obligations of Lessor under the Note Purchase Agreement are paid in full.


                                  ARTICLE IV

                                     Rent

     Section 4.01. Basic Rent. Lessee will pay to Lessor without notice or demand, as Basic Rent on June 5, 1996, and on each day thereafter on which any interest or principal is due on the Note (whether by maturity, acceleration or mandatory prepayment) an amount equal to the principal of and interest on the Note, if any, due on such date; provided, that all such payments and all advance payments of rent shall be made to the Purchaser, as assignee of the Lessor's rights hereunder. Any payment of rent hereunder made, or deemed made, by Lessee to Purchaser for the benefit of Lessor shall be deemed paid to Lessor as if delivered to Lessor. All Basic Rent paid hereunder shall be absolutely net to Lessor, free of any taxes, costs, expenses, liabilities, charges or other deduction whatsoever with respect to the Leased Property and the possession, operation, maintenance, repair, rebuilding or use thereof or of any portion thereof, so that this Lease shall yield such rent net to or for the account of Lessor throughout the Term.

     Section 4.02. Advance Payment of Rent. The Lessee may at any time that prepayment of the Note is permitted, at its option, pay in advance all or any portion of any installment or installments of Basic Rent to become due hereunder (which shall include any prepayment penalty payable under the Note). Any such prepayment shall be applied first to accrued interest on the Note, and the remainder, if any, to prepayment penalty, if any, and then to principal installments on the Note in the inverse order of maturity. Upon full prepayment of All Unpaid Installments, the Lessee shall have no further obligation to pay Basic Rent during the remaining portion of the Term hereof.

     Section 4.03. Additional Rent. Lessee agrees to pay, as additional rent, all other amounts, liabilities and obligations which Lessee herein assumes or agrees to pay. In the event of any failure on the part of Lessee to pay any such amounts, liabilities or obligations, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of the Basic Rent. Lessee also agrees to pay Lessor, on demand, as additional rent, to the extent legally enforceable, interest at the Default Rate (as defined in the Note) on all overdue installments of Basic Rent.

     Section 4.04. Payments Under Guaranty. All payments made by Lessee under the Guaranty shall be credited as payments made by Lessee pursuant to Article IV of this Lease.


                                 ARTICLE V

           Rent Absolute: State of Title; Restrictive Covenants

     Section 5.01. No Termination or Abatement for Damage or Destruction, Etc. except as otherwise expressly provided herein, and until the Note has been paid in full, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease or be entitled to the abatement of any rent or any reduction thereof nor shall the obligations hereunder of Lessee be otherwise affected, by reason of any damage to or the destruction of all or any part of the Leased Property from whatever cause, the loss or theft of the Leased Property or any part thereof the taking of the Leased Property or any portion thereof by condemnation or otherwise, the prohibition, limitation or restriction of Lessee's use of the Leased Property, or the interference with such use by any private person or corporation, or by reason of any eviction by paramount title or otherwise, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the Basic Rent and additional rent reserved hereunder shall continue to be payable in all events and the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease.

     Lessee acknowledges that Lessor has made no representations as to the condition of the Leased Property. This Lease shall not terminate, nor shall Lessee have any right to terminate this Lease, or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Lessee be otherwise affected, by reason of or due to the condition of the Leased Property.

     The obligations of Lessee to make the payments required in Article IV and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional. Until such time as the principal of and interest on the Note shall have been fully paid, Lessee (i) will not suspend or discontinue any payments provided for in Article IV, (ii) will perform and observe all of its other agreements contained in this Lease and (iii) except as otherwise herein expressly provided will not terminate this Lease for any cause including, without limiting the generality of the foregoing, failure of Lessee to complete the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Leased Property, commercial frustration of purpose, or any change in the tax or other laws of the United States of America or any political subdivision thereof.

     Section 5.02. No Termination for Insolvency. etc, of Lessor. Lessee covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that Lessee will not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceedings affecting Lessor or Lessee or any assignee thereof in any such proceeding and notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Lessor or Lessee or any assignee thereof in any such proceeding, or by any court in any such proceeding. Lessor covenants and agrees that it will not voluntarily submit to any bankruptcy, insolvency, reorganization, composition, readjustment, action for appointment of a receiver, liquidation, dissolution, winding-up or other proceeding affecting it or any assignee under this Lease without the prior written consent of Lessee, so long as Lessee is not in default hereunder.

     Section 5.03. Waiver of Rights by Lessee. Until such time as the principal of, premium, if any, and interest on the Note shall have been paid in full Lessee waives, to the extent legally permissible, all rights now or hereafter conferred, by law (i) to quit, terminate or surrender this Lease or the Leased Property or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent or additional rent or any other sums payable under this Lease, except as otherwise expressly provided herein, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.

     Section 5.04. Condition and Title of Leased Property. Lessee acknowledges that Lessor has acquired title to the Land from the Lawrenceburg Power System. Lessee further acknowledges that it has examined the Land and the state of title thereto prior to the making of this Lease and Lessee represents that Lessor has fee simple title to the Land, subject only to Permitted Encumbrances. Notwithstanding the foregoing, no failure of or defect in Lessor's title or delay shall terminate this Lease or entitle Lessee to any abatement, in whole or in part, of any of the rentals or any other sums provided to be paid by Lessee pursuant to any of the terms of this Lease.

     Lessor makes no warranty, either express or implied, that the Leased Property will be suitable for Lessee's purposes or needs.

     Section 5.05. No Conveyance of Title by Lessor. Lessor covenants and agrees that, during the Term of this Lease and if Lessee shall then not be in default under this Lease, it will not convey, or suffer or permit the conveyance of, by any voluntary act on its part, its title to the Project to any person, firm or corporation whatsoever, irrespective of whether any such conveyance or attempted conveyance shall recite that it is expressly subject to the terms of this Lease; provided, however, that nothing herein shall restrict the conveyance or transfer of the Project in accordance with any terms or requirements of this Lease.


                                 ARTICLE VI

                           Taxes and Other Charges

     Section 6.01. Payment by Lessee - General. Lessee agrees, subject to the provisions of Section 13.02 to pay and discharge, as additional rent, punctually as and when the same shall become due and payable, each and every cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which Lessor or Lessee is or shall become liable by reason of its estate or interest in the Leased Property or any portion thereof by reason of any right or interest of Lessor or Lessee in or under this Lease, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding or use of the Leased Property.

     Section 6.02. Taxes and Other Governmental Charges. Lessee agrees, subject to the provisions of Sections 6.08 and 13.02, to pay and discharge, as additional rent, punctually as and when the same shall become due and payable without penalty, all real estate taxes, personal property taxes, business and occupation taxes, occupational license taxes, water charges, sewage charges, assessments (including, but not limited to, assessments for public improvements or benefits) and all other governmental taxes, impositions and charges of every kind and nature, extraordinary or ordinary, general or special unforeseen or foreseen, whether similar or dissimilar to any of the foregoing, which at any time during the Term shall be or become due and payable by Lessor or Lessee and which shall be levied, assessed or imposed:

      (i) upon, or which shall be or become liens upon, the Leased Property or any portion thereof or any interest of Lessor or Lessee therein or under this Lease;

      (ii) upon or with respect to the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Leased Property or any portion thereof; or

      (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Leased Property;

under and by virtue of any present or future law, statute, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal or otherwise; provided, however, Lessee shall have no liability (a) for any tax, charge, assessment or imposition attributable to properties or operations of Lessor not involving the Leased Property, or (b) with respect to payment of any income taxes or similar taxes imposed upon Lessor. It is the intention of the parties hereto that, insofar as the same may be lawfully done, Lessor shall be free from all costs, expenses and obligations and all such taxes, water charges, sewer charge, assessments and all such other governmental impositions and charges, and that this Lease shall yield net to Lessor not less than the Basic Rent reserved hereunder throughout the Term.

     Section 6.03. Lessee Subrogated to Lessor's Rights. To the extent of any payments of additional rent by Lessee under this Article VI, Lessee shall be subrogated to Lessor's rights in respect to the proceedings or matter which cause the Basic Rent to be insufficient and any recovery by Lessor or release by Lessor of moneys in such proceedings or matter shall be used to reimburse Lessee for the amount of such additional rent so paid by Lessee, provided always that the Basic Rent is paid in the manner and at the time herein set forth.

     Section 6.04. Utility Services. Lessee agrees to pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat, power, telephone and other utility services used, rendered or supplied to, upon or in connection with the Leased Property. Lessee agrees that Lessor is not, nor shall it be, required to furnish to Lessee or any other user of the Leased Property any gas, water, sewer, electricity, light, heat, power or any other facilities, equipment, labor, materials or services of any kind.

     Section 6.05. Fees and Expenses of Lessor. Lessee agrees to pay as additional rent, or cause to be paid, the expenses of Lessor and Purchaser relating to the Leased Property or to Lessor's or Purchasee's rights or obligations hereunder or under the Note Purchase Agreement, whether or not such fees or expenses are payable before the commencement of, during, or after the expiration of the Term.

     Section 6.06. Proof of Payment. Lessee covenants to furnish to Lessor, promptly upon request, proof of the payment of any tax, assessment, and other governmental or similar charge, and any utility charges, which is payable by Lessee as provided in this Article.

     Section 6.07. Proration. Upon expiration or earlier termination of this Lease taxes, assessments and other charges which shall be levied, assessed or become due upon the Leased Property or any part thereof shall be prorated to the date of such expiration or earlier termination with the Lessee being responsible for the payment of any such taxes, assessments and other changes to the date of termination or expiration.

     Section 6.08. Payments in Lieu of Taxes. Lessor and Lessee recognize that under present law, including specifically Section 7-53-305 of the Act, the properties owned by Lessor are exempt from all taxation in the State of Tennessee. However, Lessee agrees to make payments in lieu of taxes to Lawrence County and the City of Lawrenceburg in accordance with the provisions of this Section 6.08. For the years 1996 through and including 2002, no such payments in lieu of taxes shall be payable to either Lawrence County or the City of Lawrenceburg. For the years 2002 through and including 2006, such payments in lieu of taxes shall equal the percentage specified below (the "Applicable Percentage") multiplied by such amounts as would result from taxes levied upon the Project by Lawrence County and the City of Lawrenceburg if the Project were owned by Lessee. To this end, it is agreed by and between the parties hereto that Lessor in cooperation with Lessee shall cause the Project to be valued and assessed by the assessor or cause the Project to be valued and assessed by the assessor or other official or officials charged with the responsibility of assessing privately owned property in the area where the Project is located at the time such privately owned property is valued or assessed, shall cause to be applied to the appropriate taxable value of the Project the tax rate or rates which would be applicable for state and local tax purposes if the property were then privately owned, and shall cause the county trustee or other official or officials charged with the responsibility of collecting taxes to submit annually to Lessee a statement of the taxes which would otherwise then be chargeable to the Project, and the Applicable Percentage of the amount thereof shall be paid by Lessee to Lawrence County and the City of Lawrenceburg, as the case may be; provided, however, that the right is reserved to Lessee to the same extent as if Lessee were the owner of the Project to contest the validity or amount of any such payment in lieu of taxes.

     It is the intent of this Section 6.08 that Lawrence County and the City of Lawrenceburg shall receive the Applicable Percentage of the amounts which would be payable if the Project were privately owned and fully subject to property taxation, notwithstanding Lessor's ownership of all or any part thereof. However, nothing contained in this Section 6.08 is intended or shall be construed to require the payment by Lessee of any greater amounts in lieu of taxes than would be payable as taxes if the Project were privately owned as aforesaid. It is accordingly understood and agreed that the amount payable by Lessee in any year under the provisions of this Section 6.08 shall be reduced by the amount of any taxes lawfully levied upon the Project or any part thereof, or upon Lessee's leasehold estate therein, and actually paid by Lessee pursuant to the requirements of Section 6.08 hereof.

              The percentages shall be as follows:

             Year                       Percentage
             ----                       ----------
             2002                           20%
             2003                           40%
             2004                           60%
             2005                           80%
             2006 and thereafter           100%


The payments in lieu of taxes provided in this Section 6.08 shall be due on or before the last day of February for the payments with respect to the immediately preceding year. Lessee shall receive a credit against the payments in lieu of taxes described above for (i) all payments of ad valorem taxes, ff any, with respect to the Project and (ii) all ad valorem taxes paid by the Lessee with respect to its leasehold interest in the Project. Any such payments of taxes shall be deducted from the payments in lieu of taxes in the order in which such payments in lieu of taxes are due.

                               ARTICLE VII

                                Insurance

     Section 7.01. The Lessee agrees to obtain and maintain, or cause to be maintained, insurance with respect to the Leased Property, in accordance with its customary insurance practices, but not less than $500,000 for each occurrence in liability limits with respect to public liability insurance and at least $5,000,000 aggregate liability with Purchaser named as additional insured.


                               ARTICLE VIII

                          Maintenance and Repair

     Section 8.01. Maintenance of Building and Equipment, Lessee, at its expense, will keep and maintain the Building and equipment in good repair and appearance. So long as Lessor has title to the Building and equipment, Lessee shall promptly make, or cause to be made, all repairs, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep the Building and equipment in good and lawful order and condition, wear and tear from reasonable use excepted, whether or not such repairs are due to any law, rules, regulations or ordinances hereafter enacted which involve a change of policy on the part of the governmental body enacting the same, provided, however, that if the Note has been paid in full, Lessee, in lieu of malting any structural or extraordinary repairs required during the Term, may elect to terminate this Lease, and in such event Lessee shall have no further rights or obligations hereunder except its rights under
Article XVIII.

     Section 8.02. Lessor Not Required to Repair. Lessor shall not be required to make any repairs, replacements or renewals of any nature or description to the Leased Property or to make any expenditures whatsoever in connection with this Lease or to maintain the Leased Property in any way. Lessee expressly waives the right contained in any law now or hereafter in effect to make any repairs at the expense of Lessor.


                                ARTICLE IX

                               Condemnation

     Section 9.01. Awards Assigned to Lessor. If, during the Term, all or any part of the Leased Property be taken by the exercise of the power of eminent domain or condemnation, or sold under the threat of condemnation, Lessor shall, subject to the terms of the Deed of Trust, be entitled to, and shall receive, the entire award for the taking.

     Section 9.02. Condemnation of all or Material Part of Leased Property.

     (a) If title to, or the temporary use or control of, all or substantially all of the Leased Property, shall be taken by the exercise of the power of eminent domain or condemnation, or sold under the threat of condemnation, or if such use or control of a substantial part of the Leased Property shall be so taken or so sold as results in rendering the Leased Property unsatisfactory to Lessee for the purposes for which the same was used immediately prior to such taking or condemnation (to be determined in the sole judgment of Lessee), Lessee shall purchase for cash Lessor's interest in the remaining portion of the Leased Property not taken or sold, and such purchase shall be made as of the first day of the first month occurring subsequent to sixty (60) days after the effective date of such taking or sale. The purchase price for Lessor's interest in the remaining portion of the Leased Property not taken or sold, shall be equal to All Unpaid Installments plus $100. Lessee shall deliver to Lessor and the Purchaser at least thirty (30) days before the date of purchase a certificate, signed by an Authorized Lessee Representative, to the effect that title to, or the temporary use or control of, all or substantially all of the Leased Property has been taken by the exercise of the power of eminent domain or condemnation or sold under the threat of the exercise of such power.

     (b)    On the date of purchase the purchase price shall be paid as follows:

            (i) an amount equal to the unpaid principal amount of the Note, plus any prepayment penalty, and interest accrued thereon to the purchase date shall be paid to the Purchaser as the assignee of the Lessor to be applied to the payment of corresponding amounts of principal of, premium, if any, and interest on the Note; and

            (ii) the balance of the purchase price shall be paid to the Lessor.

     Upon payment of the purchase price in cash, Lessor shall convey Lessor's interest in the remaining portion, if any, of the Leased Property to Lessee, subject to and pursuant to Article XVIII.

     Section 9.03. Condemnation of Less than Material Part of Leased Property.

     (a) If a lesser portion of the Leased Property be taken by exercise of the power of eminent domain or condemnation or sold under the threat of condemnation, this Lease shall nevertheless continue in full force and effect without abatement of rent (except such rental reduction as results from a partial prepayment of the Note) and if such taking or sale shall have caused damage to, or necessitated restoration or rebuilding of, any of the improvements on the Land, Lessee, at its sole cost and expense, may at its option restore such improvement to such condition as shall be reasonable in view of the nature of the taking or the sale and the then intended use of the Leased Property by Lessee, whether or not the award for the taking or the proceeds from a sale under threat of condemnation are sufficient for the purpose.
Except as provided in Section 9.03(b) hereof if the Lessee shall not elect to so restore the Leased Property, the Lessee shall purchase for cash the remaining portion of the Leased Property, and such purchase shall be made as of the first day of the first month occurring subsequent to sixty (60) days after the effective date of such taking or sale. The Lessee shall deliver to the Lessor and the Purchaser at least thirty (30) days before such date a certificate signed by an Authorized Lessee Representative to the effect that such lesser portion of the Leased Property has been taken or sold and stating whether or not the Lessee is exercising its option to restore the Leased Property. If the Lessee shall not elect to so restore the Leased Property, the Lessee, the Lessor and the Purchaser shall proceed as provided in Section 9.02. If the Lessee shall elect to restore the Leased Property, the Lessee shall promptly begin and diligently proceed with such restoration.

     (b) So long as the Note has not been paid in full the Lessee shall file with the Lessor and the Purchaser a certificate stating that the restoration and rebuilding required by this Section 9.03 have been completed and certifying the cost thereof or stating that such restoration and rebuilding are not required, as the case may be. If there shall remain any balance of the proceeds of such taking or sale under threat of condemnation, the Lessee shall apply the balance to the payment of interest and the remainder to the prepayment of principal installments of the Note in the inverse order of maturity. In lieu of such rebuilding or restoring as herein provided, Lessee may apply the entire amount of the proceeds of such taking or sale under threat of condemnation to the payment of interest and the remainder to the prepayment of principal installments of the Note in the inverse order of maturity.

     Section 9.04. Notice of Condemnation. In the case of any taking or proposed taking of all or any part of the Leased Premises, the Lessee shall give prompt notice to the Lessor and the Purchaser. Each such notice shall describe generally the nature and extent of such taking, loss, proceeding or negotiations.

                                ARTICLE X

                                Casualty

     Section 10.01. Lessee to Rebuild or Repair.  Subject to the provisions of
Section 10.02 hereof, if during the Term all or any material part of the Leased Property shall be destroyed or materially damaged, Lessee shall promptly notify Lessor, and at Lessee's expense Lessee shall promptly and diligently rebuild, restore, replace and repair the same in such manner as to restore the Leased Property, to at least the market value thereof immediately prior to such damage or destruction.

     Section 10.02. Major Casualty Lessee May Terminate. If during the Term, the Leased Property or any material part thereof shall be materially damaged or destroyed to such an extent as to render the Leased Property unsatisfactory to Lessee for the purposes for which the same were used immediately prior to such damage or destruction, or if Lessee deems it unwise to rebuild, repair and restore the Leased Property, Lessee, in lieu of rebuilding, restoring, replacing and repairing the Leased Property, shall purchase Lessor's interest in the remainder of the Leased Property, and such purchase shall be made as of the first day of the first month occurring subsequent to Sixty (60) days after the effective date of such damage or destruction. The purchase price for Lessor's interest in the remaining portion of the Leased Property shall be equal to All Unpaid Installments plus $100. The Lessee shall deliver to the Lessor and the Purchaser at least thirty (30) days before such date a certificate signed by an Authorized Lessee Representative to the effect that such damage or destruction has occurred and stating whether or not the Lessee is exercising its option to restore the Leased Property. If the Lessee shall not elect to so restore the Leased Property, the Lessee, the Lessor and the Purchaser shall proceed as provided in Section 9.02(b).

     Notwithstanding any other provision hereof if all or any part of the Project shall be destroyed or damaged after the Note has been paid in full,
(i) Lessee shall have no obligation to effect the repair or restoration of the Leased Property and (ii) Lessee may elect by written notice to Lessor to terminate this Lease, in which event Lessee shall have no further liability hereunder.

     Section 10.03. Application of Insurance Proceeds. So long as Lessee is not default, any insurance proceeds received as a result of a casualty to which this Article X applies shall be applied

     (a) to the extent that Section 10.01 is applicable, to the extent necessary to the rebuilding, restoration, replacement and repair of the Leased Property, provided that in the event of a major casualty the consent of the Purchaser shall be required, or

     (b) to the extent that Section 10.02 is applicable, to the extent necessary to purchase Lessor's interest in the remainder of the Leased Property as provided in Section 9.02(b),

and in either event any excess proceeds shall be paid to Lessee.

     Section 10.04. Notice of Casualty. In the case of any material damage to or destruction of all or any part of the Leased Property, the Lessee shall give prompt notice thereof to the Lessor and the Purchaser. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, proceeding or negotiations.

                                ARTICLE XI

                   Additions, Alterations, Improvements,
                     Replacements and New Construction

     Section 11.01. Additions, Alterations and Improvements by Lessee. Lessee shall have the right to make additions to, alterations of, and improvements on the Building, structural or otherwise, and to construct additional facilities, at its expense; provided, however, that the Lessee shall not make any alterations to the Building or construct any additions thereto the cost of which alteration or construction exceeds $50,000 without the prior written consent of the Purchaser.

     With the prior written consent of Purchaser, Lessee shall have the privilege of erecting any additional buildings and of remodeling the Building from time to time as it in its discretion may determine to be desirable for its uses and purposes, with no obligation to restore or return the Building to its original condition, but the cost of such new building or buildings and improvements and remodeling shall be paid for by it and upon the expiration or termination of this Lease shall belong to and be the property of Lessor absent the exercise of Lessee's option to purchase the Project as hereinafter provided.

     Section 11.02. Installation and Removal of Equipment by Lessee. Lessee may at any time or times during the Term install or commence the installation of any equipment, machinery, furniture or fixtures as Lessee may deem desirable but any such property shall become the property of the Lessor subject to Lessee's purchase option provided by Article XVIII hereof; Lessee may also remove any obsolete equipment, machinery, furniture or fixtures; provided, however, that Lessee shall use due care in connection with such removal to avoid damage to the Building and any proceeds received from the disposal of such obsolete property shall be used to prepay rents.

     Section 11.03. Additions and Alterations Not to Diminish Value of Leased Property. The Leased Property as improved or altered upon completion of additions, alterations, improvements or construction made pursuant to the provisions of this Article XI shall be of a value of not less than the value of the Leased Property immediately prior to the making of such additions, alterations, improvements or the construction of additional facilities.

     Section 11.04. Quality of Work; Compliance With Laws; Insurance. All work done in connection with such additions, alterations, improvements or construction, or repair or restoration in the event of condemnation, damage or destruction shall be done promptly, and in good and workmanlike manner, and in material compliance with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and offices thereof. Lessee shall maintain or cause to be maintained, at all times when any work is in process in connection with such additions, alterations, improvements or construction, workmen's compensation insurance covering all persons employed in connection with such work and with respect to whom death or bodily injury claims could be asserted against Lessor, Lessee or the Leased Property.


                               ARTICLE XII

                  Subletting, Assignments and Mortgaging

     Section 12.01. Continuing Obligations of Lessee. Without the prior written consent of Purchaser, Lessee may not sublet the Leased Property or any part thereof and may not assign, mortgage, encumber or otherwise transfer any of its rights and interest hereunder.

                               ARTICLE XIII

                    Performance of Lessee's Obligations
                        by Lessor: Permitted Contests

     Section 13.01. Performance of Lessee's Obligations by Lessor. If Lessee at any time shall fail to make any payment or perform any act on its part to be made or performed under this Lease, then, subject to the provisions of Section 13.02, Lessor may (but shall not be obligated to), upon ten days' prior written notice to Lessee and without waiving or releasing Lessee from any obligations or default of Lessee hereunder, make any such payment or perform any such act for the account and at the expense of Lessee, and may enter upon the Leased Property for the purpose and take all such action thereon as may be reasonably necessary therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all necessary and incidental costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by Lessor, together with interest, to the extent legally enforceable, at the Default Rate (as defined in the Note) from the date of the making of such payment or the incurring of such costs and expenses by Lessor, shall be deemed additional rent hereunder and shall be payable by Lessee to Lessor on demand, and Lessee covenants to pay any such sum or sums with interest as aforesaid.

     Section 13.02. Permitted Contests. Lessee shall not be required to pay, discharge or remove any tax, lien or assessment, or any mechanics, laborer's or materialman's lien, or any other lien or encumbrance, or any other imposition or charge against the Leased Property or any part thereof, so long as Lessee shall, at Lessee's expense, contest the same or the validity thereof in good faith, by appropriate proceedings which shall operate to prevent the collection of the tax, lien, assessment, encumbrance, imposition, charge, fine or penalty so contested or resulting from such contest and the sale of the Leased Property or any part thereof to satisfy the same. Such contest may be made by Lessee in the name of Lessor or of Lessee, or both, as Lessee shall determine, and Lessor agrees that it will, at Lessee's expense, cooperate with Lessee in any such contest to such extent as Lessee may reasonably request. It is understood, however, that Lessor shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceeding brought by Lessee, and Lessee covenants to pay, and to indemnify and save harmless Lessor from, any such costs or expenses and shall provide Purchaser with such security as Purchaser shall request. Pending any such proceeding Lessor shall not have the right to pay, remove or cause to be discharged the tax, lien, assessment, encumbrance, imposition or charge thereby being contested, provided, that Lessee shall have given such security as may be required in the proceeding and such reasonable security as may be demanded by Lessor or the Purchaser to insure such payment and prevent any sale or forfeiture of the Leased Property or any part thereof by reason of such nonpayment, and provided further that Lessor would not be in substantial danger of civil or any danger of criminal liability by reason of such nonpayment.

                               ARTICLE XIV

                      Events of Default; Termination

     Section 14.01. If any one or more of the following events (herein individually alleged an "Event of Default") shall happen:

     (a)    non-payment when due of any payment of Basic Rent, or

     (b) default by the Lessee in the due observance or performance of any term, covenant, condition or agreement on its part to be performed under this Lease (other than a default under subsection
            (a) above) continued for thirty (30) days after written notice specifying such default has been given to the Lessee;

then in any such event (regardless of the pendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms of this Lease) Lessor at any time thereafter may give a written termination notice to Lessee, and, subject to the provisions of Section 17.01 relating to the survival of Lessee's obligations, the Term shall expire and terminate by limitation and all rights of Lessee under this Lease shall cease.


                               ARTICLE XV

     Title of Property and Completion of Project. Lessee represents that all property located at the Project is or shall be titled in the name of the Board (excluding Lessee's inventory) and any property to be acquired after the date hereof for use at the Project will be acquired in the name of the Board. Lessee will furnish the Board upon request evidence of compliance with this covenant. Lessee has heretofore furnished Lessor with plans and specifications for the Project. Lessee agrees to complete the Project in accordance with the plans and specifications by no later than December 1, 1996. Lessee agrees not to make any changes to the plans and specifications without the prior written consent of Lessor.


                               ARTICLE XVI

     Additional Expenses. Lessee agrees to pay any and all costs, including attorney's fees, incurred by Lessor and/or Purchaser in enforcing or monitoring the Lease or any of the Note Documents. Any such costs shall be due and payable on demand.


                               ARTICLE XVII

               Survival of Lessee's Obligations; Subordination

     Section 17.01. Lessee's Obligations to Survive Expiration. No expiration of the Term pursuant to Section 14.01 shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such expiration.

     Section 17.02. Subordination. Lessee acknowledges and agrees that the terms of this Lease are and at all times shall be subordinate to the Deed of Trust.

                               ARTICLE XVIII

                       Purchase and Purchase Prices

     Section 18.01. Option to Purchase. At any time during the Term, and provided that amounts owing under the Note are paid at such time and all defaults hereunder are cured, Lessee shall have an option to Purchase the Leased Property for an amount equal to All Unpaid Installments plus the sum of $100. Lessee shall deliver to Lessor and the Purchaser at least thirty (30) days before the proposed date of purchase a notice signed by an Authorized Lessee Representative stating that Lessee desires to exercise its option to purchase under the provisions of this Section on the date specified in such notice. On the proposed date of purchase the purchase price shall become due and payable and upon payment of the purchase price, in cash, Lessor shall convey the Leased Property to Lessee subject and pursuant to this Article.
The purchase price shall be paid as follows:

     (i) an amount equal to the unpaid principal amount of the Note, premium, if any, and interest accrued thereon to the purchase date shall be paid to the Purchaser as the assignee of the Lessor to be applied to the payment of corresponding amounts of principal of, premium, if any, and interest on the Note; and

     (ii)   the balance of the purchase price shall be paid to the Lessor.

     Section 18.02. Conveyance on Purchase. In the event of any Purchase of the Leased Property by Lessee pursuant to any provision of this Lease, Lessor shall (i) convey merchantable title to the Leased Property, but Lessor shall not be obligated to give or assign any better title to Lessee than existed on the first day of the Term. In the event of any purchase of the Leased Property by Lessee pursuant to any provision of this Lease, Lessor shall convey title free of any liens, encumbrances, charges, exceptions and restrictions created or caused by Lessor. Although Lessor shall exercise its option to convey title to the Leased Property as aforesaid on the date of purchase upon receipt of the purchase price therefor, Lessor shall nevertheless have such additional time as is reasonably required by Lessor to deliver or cause to be delivered to Lessee all instruments and documents reasonably required by Lessee and necessary to remove from record or otherwise discharge any liens, encumbrances, charges or restrictions in order that Lessor may convey title as aforesaid.

     Section 18.03. Charges Incident to Conveyance. Lessee shall pay all charges incident to any conveyance, including any escrow fees, recording fees, title insurance premiums and any applicable federal, state or local taxes and the like, including any federal or local documentary or transfer taxes.

     Section 18.04. Payment of Purchase Price. Notwithstanding any other provisions hereof, this Lease shall not terminate on the date on which Lessee shall be obligated to purchase the Leased Property (whether or not any delay in the completion of such purchase shall be the fault of Lessor), nor shall Lessee's obligations hereunder cease until Lessee shall have paid the purchase price then payable for the Leased Property, without set-off, counterclaim, abatement, suspension, deduction, diminution, or defense for any reason whatsoever, so long as the Note has not been paid in full and until Lessee shall have discharged or made provision satisfactory to Lessor for the discharge of, all of its obligations under this Lease, which obligations have arisen on or before the date for the purchase of the Leased Property, including the obligation to pay the Basic Rent due and payable on the date for the purchase of Lessor's interest in the Leased Property.


                                 ARTICLE XIX

                                Miscellaneous

     Section 19.01. Waiver of Rights. This Lease shall not be affected by any laws, ordinances, or regulations, whether federal, state, county, city, municipal or otherwise, which may be enacted or become effective from and after the date of this Lease affecting or regulating or attempting to affect or regulate (i) the Basic Rent and other amounts herein reserved or (ii) the continuing in occupancy of Lessee or any sublessees, transferees or assignees of Lessee's interest in the Leased Property beyond the dates of termination of their respective leases, or otherwise.

     Lessee also waives its statutory rights of redemption, if any, including those set forth in Tennessee Code Annotated 66-8-101 et seq., its equitable right of redemption and agrees that it will not set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, or other exemption to hinder or prevent the enforcement of the Deed of Trust. Lessee further waives the benefit of all laws and an right to have assets securing the Note marshalled upon any foreclosure or sale.

     Section 19.02. Non-Waiver by Lessor. No failure by Lessor or by any assignee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of the Basic Rent, in full or in part, during the continuance of such breach, shall constitute a waiver of such breach or of such term. No waiver of any breach shall affect or alter this Lease or constitute a waiver of a then existing or subsequent breach.

     Section 19.03. Remedies Cumulative. Each right, power and remedy of Lessor provided for in this Lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, in any jurisdiction where such rights, powers and remedies are sought to be enforced, and the exercise or beginning of the exercise by Lessor of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights, powers or remedies.

     Section 19.04. Surrender of the Leased Property. Except as otherwise provided in this Lease, Lessee shall, upon the expiration or termination of this Lease for any reason whatsoever, surrender the Leased Property to Lessor in good order, condition and repair, except for uninsured war damage and reasonable wear and tear.

     Section 19.05. Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by any representative or agent of Lessor, and no act by Lessor, other than such a written agreement and acceptance by Lessor, together with the concurring written consent of the Purchaser if the Note has not been paid in full shall constitute an acceptance of any such surrender.

     Section 19.06. No Claims Against Lessor. Nothing contained in this Lease shall constitute any consent or request by Lessor, expressed or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Property or any part thereof nor give Lessee any right, power or authority to contract for or permit the performance of any labor or services or the furnishings of any materials or other property in such fashion as would permit the making of any claim against Lessor.

     Section 19.07. Amendments, Changes and Modification. Subsequent to the sale of the Note, this Lease may not be effectively amended, changed, modified, altered or terminated without the concurring written consent of the Purchaser.

     Section 19.08. Applicable Law. This Lease shall be governed exclusively by the provisions hereof and by the applicable laws of the State of Tennessee, except to the extent that Federal law may govern any rate of interest.

     Section 19.09. Severability. In the event that any clause or provision of this Lease shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions hereof.

     Section 19.10. Notices and Demands. All notices, certificates, demands, requests, consents, approvals and other similar instruments under this Lease shall be in writing (including telegraphic, telecopy or telex communication) and mailed by first-class United States mail, postage prepaid, telecopied, telexed or telegraphed or delivered at the following address: (a) if to Lessee addressed to Jones Apparel Group, Inc., 250 Rittenhouse Circle, Bristol, Pennsylvania 19007, Attention: Chief Financial Officer; (b) if to Lessor addressed to The Industrial Development Board of the City of Lawrenceburg, c/o Alan C. Betz, Esq., White & Betz, 22 Public Square, Lawrenceburg, Tennessee 38464-0488; and
(c) if to the Purchaser addressed to NationsBank of Tennessee, National Association, 255 N. Military Avenue, Lawrenceburg, Tennessee 38464, Attention:
Timothy E. Pettus; or, with respect to any of the foregoing, at such address as it may have designated, from time to time, by written notice to the rest of the foregoing. Lessor shall promptly forward to Lessee copies of any notice received by it from the Purchaser under the Note Purchase Agreement. All such notices and communications shall, when mailed or telegraphed, be effective three days after deposit in the mails or delivery to the telegraph company, addressed as aforesaid. All such notices and communications otherwise transmitted shall be effective upon receipt by the addressee.

     Section 19.11. Headings and References. The headings in this Lease are for convenience of reference only and sell not define or limit the provisions thereof. All references in this Lease to particular Articles or Sections are references to Articles or Sections of this Lease, unless otherwise indicated.

     Section 19.12. Successors and Assigns. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors end assigns.

     Section 19.13. Multiple Counterparts. This Lease may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute but one and the same instrument.

     Section 19.14. Quiet Possession Lessee, by keeping and performing the covenants and agreements on its part herein contained, shall at all times during the Term peaceably and quietly have, hold and enjoy the Leased Property without suit, trouble or hindrance from Lessor or its successors or assigns.

     Section 19.15. Amendments, Changes and Modifications of the Note. Lessor and Lessee covenant and agree during the Term that they will not, without the prior written consent of Purchaser, enter into or consent to any amendment, change or modification of the Note Documents.

     Section 19.16. No Liability of Officers, Etc. No recourse under or upon any obligation, covenant or agreement contained in this Lease shall be had against any incorporator, member, director or officer, as such, past, present or future, of the Lessor, either directly or through the Lessor. Any and all personal liability of every nature, whether at common law or in equity, or by statute or by constitution or otherwise, of any such incorporator, member, director or officer is hereby expressly waived and released by Lessee as a condition of and consideration for the execution of this Lease.

     Section 19.17. No Usury. No provision in this Lease shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excessive interest in such respect is hereby provided for, or shall be adjudicated to be so provided for herein, the provisions of this paragraph shall govern, and the undersigned shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. In the event Lessor or the Purchaser shall collect monies hereunder or otherwise which are deemed to constitute interest which would increase any effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the payor thereof upon such determination.

     Section 19.18. Recording. This Lease and every supplement and modification hereof (or a memorandum thereof) shall be recorded in the Register's Office of Lawrence County, Tennessee, or in such other office as may be at the time provided by law as the proper place for the recordation of a deed conveying the Land.

     Section 19.19. Indemnification and Non-Liability of Lessor. Lessee covenants and agrees, at its expense, to pay, and to indemnify and save Lessor and the Purchaser harmless against and from any and all claims by or on behalf of any person, firm, corporation, or governmental authority, arising from the occupation, use, possession, conduct or management of or from any work done in or about the Project, including any liability for violation of conditions, agreements, restrictions, laws, ordinances, or regulations affecting the Project or the occupancy or use thereof. Lessee also covenants and agrees, at its expense, to pay, and to indemnify and save Lessor harmless against and from, any and all claims arising from (i) any condition of the Project, (ii) any breach or default on the part of Lessee in the performance of any covenant or agreement to be performed by Lessee pursuant to this Lease, (iii) any act or negligence of Lessee, or any of its agents, contractors, servants, employees or licensees, or (iv) any accident, injury or damage whatever caused to any person, firm or corporation in or about the Project and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in any action or proceeding brought by reason of any claim referred to in this Section. In the event that any action or proceeding is brought against lessor or Purchaser by reason of any such claims, Lessee, upon notice from Lessor or Purchaser, covenants to resist or defend such action or proceeding. Lessee covenants and agrees to pay, and to indemnify Lessor and the Purchaser against all costs and charges, including reasonable counsel fees, lawfully and reasonably incurred in obtaining possession of the Project after default of Lessee or upon expiration or earlier termination of any term hereof, or in enforcing any covenant or agreement of Lessee contained in this Lease.


     IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF LAWRENCEBURG and JONES APPAREL GROUP, INC. have each executed this Lease by causing its name to be hereunto subscribed and attested by its duly authorized officers, all being done as of the day and year first above written, but actually on the dates hereinafter indicated in the acknowledgments.



                                             THE INDUSTRIAL DEVELOPMENT
                                             BOARD OF THE CITY OF
                                             LAWRENCEBURG

                                             By: /s/ Jerry Putman
                                             Chairman

ATTEST:

By: /s/ Carolyn Thompson
Secretary

                                             JONES APPAREL GROUP, INC.

                                             By: /s/ Gary R. Klocek
                                             Title: Controller

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

STATE OF TENNESSEE

COUNTY OF LAWRENCE

     Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared JERRY PUTMAN and CAROLYN THOMPSON, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged themselves to be the Chairman and Secretary, respectively, of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF LAWRENCEBURG, the within named bargainer, a corporation, and that they as such officers executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by the said JERRY PUTMAN and attesting the same by CAROLYN THOMPSON as Secretary.

     WITNESS my hand, at office, in Lawrenceburg, Lawrence County, Tennessee, this 1st day of May, 1996.


                                                /s/ Alan C. Betz
                                                Notary Public

My Commission Expires:

11-22-99

STATE OF TENNESSEE

COUNTY OF DAVIDSON

     Before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared GARY KLOCEK with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Controller of JONES APPAREL GROUP, INC., the within named bargainer, a corporation, and that he as such officer executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.


     WITNESS my hand, at office in Nashville, Tennessee, this 1st day of May, 1996.


                                                /s/ Bonnie L. Erickson
                                                Notary Public

My Commission Expires:

3/22/97

                              Schedule     "A"

                             Legal Description


A tract of land in the Eighth Civil District of Lawrence County, in the City of Lawrenceburg, Tennessee, lying on the south side of Motivation Drive, a 60-foot road and on the East side of W.O. Smith Road, a 60-foot road, and being further described as follows:

Being all of Tract 9 as shown on plat of Simonton Fork Industrial Park, a plat of which is recorded in Plat Cabinet A, Slide 82, Register's Office of Lawrence County, Tennessee and is subject to minimum setback lines, public utilities and drainage easements, 20-foot powerline easement and other matters as shown on said plat.

Being a portion of the property conveyed to Lawrenceburg Power System, Inc. by deed dated November 3, 1988, of record in Deed Book 240, pages 267/69, Register's Office of Lawrence County, Tennessee.



                                    SCHEDULE B


1.  Rights or claims of parties in possession not shown by the public records.

2.  Easements, or claims of easements, not shown by the public records.

3. The lien of the following general and special taxes for the year or years specified and subsequent years: 1996 and subsequent years.

4. Subject to minimum setback lines, public utilities, drainage easements, a 20-foot powerline easement and other matters as shown on plat of Simonton Fork Industrial Park a plat of which is recorded in Plat Cabinet A, Slide 82, Register's Office of Lawrence County, Tennessee.

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